Exhibit 10.5

SECOND AMENDED AND RESTATED INTERCOMPANY SUBORDINATION AGREEMENT

THIS SECOND AMENDED AND RESTATED INTERCOMPANY SUBORDINATION AGREEMENT (the “Agreement”) is dated as of June 22, 2017 and is made by and among ADVANCED DRAINAGE SYSTEMS, INC., a Delaware corporation (“ADS”), EACH GUARANTOR (as defined in the Credit Agreement, as defined herein), EACH PERSON WHO HEREAFTER BECOMES A GUARANTOR UNDER THE CREDIT AGREEMENT (ADS and each Guarantor being individually referred to herein as a “Company” and collectively as the “Companies”), and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”) for the Lenders (as defined in the Credit Agreement).

WITNESSETH THAT:

WHEREAS, pursuant to the Second Amended and Restated Credit Agreement by and among ADS, the Guarantors now or hereafter party thereto, the Lenders now or hereafter party thereto, and the Administrative Agent, dated as of the date hereof (as it may be hereafter amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), the Lenders intend to make Loans and grant other financial accommodations to the Loan Parties; and

WHEREAS, the Companies are or may become indebted to each other (the indebtedness of each of the Companies to any other Company, now existing or hereafter incurred (whether created directly or acquired by assignment or otherwise), and interest and premiums, if any, thereon and other amounts payable in respect thereof and all other obligations and other amounts payable by any Company to any other Company are hereinafter collectively referred to as the “Subordinated Indebtedness”); and

WHEREAS, the obligations of the Lenders to maintain the Commitments and make Loans and grant other financial accommodations to the Loan Parties from time to time are subject to the condition, among others, that the Companies subordinate the Subordinated Indebtedness to the Obligations (the “Senior Debt”) in the manner set forth herein.

NOW, THEREFORE, intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1. Defined Terms. Each capitalized term used herein shall, unless otherwise defined herein, have the meaning specified in the Credit Agreement and the rules of construction set forth in Section 1.2 [Construction] of the Credit Agreement shall apply to this Agreement.

2. Subordinated Indebtedness Subordinated to Senior Debt. The recitals set forth above are hereby incorporated by reference. All Subordinated Indebtedness shall be subordinate and subject in right of Payment In Full pursuant to the provisions contained herein.

3. Payment Over of Proceeds Upon Dissolution, Etc. Upon any distribution of assets of any Company in the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to such Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of such Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any marshalling of assets and liabilities of such Company (a Company distributing assets as set forth herein being referred to in such capacity as a “Distributing Company”), then and in any such event, the Administrative Agent shall be entitled to receive, for the benefit of the Administrative Agent and the Lenders as their respective interests may appear, Payment In Full of all amounts due or to become due (whether or not an Event of Default has occurred under the terms of the Loan Documents or the Senior Debt has been declared due and payable prior to the date on which it would otherwise have become due and payable) on or in respect of any and all Senior Debt before the holder of any Subordinated Indebtedness owed by the Distributing Company is entitled to receive any payment on account of the principal of or interest on such Subordinated Indebtedness, and to that end, the Administrative Agent shall be entitled to receive, for application to the payment of the Senior Debt, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Subordinated Indebtedness owed by the Distributing Company in any such case, proceeding, dissolution, liquidation or other winding up event.

4. No Commencement of Any Proceeding. Each Company agrees that, so long as the Senior Debt shall remain unpaid, it will not commence, or join with any creditor other than the Lenders and the Administrative Agent in commencing, any proceeding, including those described in Section 3, or other enforcement action of any kind against any other Company.

5. Prior Payment of Senior Debt Upon Acceleration of Subordinated Indebtedness. If any portion of the Subordinated Indebtedness owed by any Company becomes or is declared due and payable before its stated maturity, then and in such event the Administrative Agent and the Lenders shall be entitled to receive Payment In Full of all amounts due and to become due on or in respect of the Senior Debt (whether or not an Event of Default has occurred under the terms of the Loan Documents or the Senior Debt has been declared due and payable prior to the date on which it would otherwise have become due and payable) before the holder of any such Subordinated Indebtedness is entitled to receive any payment thereon.

6. No Payment When Senior Debt in Default. If any Event of Default or Potential Default shall have occurred and be continuing, or such an Event of Default or Potential Default would result from or exist after giving effect to a payment with respect to any portion of the Subordinated Indebtedness, unless the Required Lenders shall have consented to or waived the same, so long as any of the Senior Debt shall remain outstanding, no payment shall be made by any Company owing such Subordinated Indebtedness on account of principal or interest on any portion of the Subordinated Indebtedness.

7. Payment Permitted if No Default. Nothing contained in this Agreement shall prevent any Company, at any time except during the pendency of any of the conditions described in Sections 3, 5 and 6, from making the regularly scheduled payments of principal of or interest on any portion of the Subordinated Indebtedness, or the retention thereof by any Company of any money deposited with it for the payment of or on account of the principal of or interest on the Subordinated Indebtedness.

8. Receipt of Prohibited Payments. If, notwithstanding the foregoing provisions of Sections 3, 5, 6 and 7, a Company that is owed Subordinated Indebtedness by a Distributing Company shall have received any payment or distribution of assets from the Distributing Company of any kind or character, whether in cash, property or securities, then and in such event such payment or distribution shall be held in trust for the benefit of the Administrative Agent and the Lenders as their respective interests may appear, shall be segregated from other funds and property held by such Company, and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of noncash property or securities) for the payment or prepayment of the Senior Debt in accordance with the terms of the Credit Agreement and the other Loan Documents.

9. Rights of Subrogation. Each Company agrees that no payment or distribution to the Administrative Agent or the Lenders pursuant to the provisions of this Agreement shall entitle it to exercise any rights of subrogation in respect thereof until the Senior Debt shall have been Paid In Full.

10. Instruments Evidencing Subordinated Indebtedness. Each Company shall cause each instrument that now or hereafter evidences all or a portion of the Subordinated Indebtedness to be conspicuously marked as follows:

“This instrument is subject to the terms of a Second Amended and Restated Intercompany Subordination Agreement, dated as of June     , 2017, in favor of PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders referred to therein, which Second Amended and Restated Intercompany Subordination Agreement is incorporated herein by reference. Notwithstanding any contrary statement contained in the within instrument, no payment on account of the principal thereof or interest thereon shall become due or payable except in accordance with the express terms of said Second Amended and Restated Intercompany Subordination Agreement.”

Each Company will further mark its books of account in such a manner as shall be effective to give proper notice to the effect of this Agreement.

11. Agreement Solely to Define Relative Rights. The purpose of this Agreement is solely to define the relative rights of the Companies, on the one hand, and the Administrative Agent and the Lenders, on the other hand. Nothing contained in this Agreement is intended to or shall impair, as between any of the Companies and their creditors other than the Administrative Agent and the Lenders, the obligation of the Companies to each other to pay the principal of and interest on the Subordinated Indebtedness as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights among the Companies and their creditors other than the Administrative Agent and the Lenders, nor shall anything herein prevent any of the Companies from exercising all remedies otherwise permitted by applicable Law upon default under any agreement pursuant to which the Subordinated Indebtedness is created, subject to the rights, if any, under this Agreement of the Administrative Agent and the Lenders to receive cash, property or securities otherwise payable or deliverable with respect to the Subordinated Indebtedness.

12. No Implied Waivers of Subordination. No right of the Administrative Agent or any Lender to enforce subordination, as herein provided, shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Company or by any act or failure to act by the Administrative Agent or any Lender, or by any non-compliance by any Company with the terms, provisions and covenants of any agreement pursuant to which the Subordinated Indebtedness is created, regardless of any knowledge thereof with which the Administrative Agent or any Lender may have or be otherwise charged with. Each Company by its acceptance hereof shall agree that, so long as there is Senior Debt outstanding or Commitments in effect under the Credit Agreement, such Company shall not agree to sell, assign, pledge, encumber or otherwise dispose of, or agree to compromise, the obligations of the other Companies with respect to their Subordinated Indebtedness, other than by means of payment of such Subordinated Indebtedness according to its terms, without the prior written consent of the Administrative Agent.

Without in any way limiting the generality of the foregoing paragraph, the Administrative Agent or any of the Lenders may, at any time and from time to time, without the consent of or notice to any of the Companies, without incurring responsibility to any of the Companies and without impairing or releasing the subordination provided in this Agreement or the obligations hereunder of the Companies to the Administrative Agent and the Lenders, do any one or more of the following: (i) change the manner, place or terms of payment, or extend the time of payment, renew or alter the Senior Debt or otherwise amend or supplement the Senior Debt or the Loan Documents; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing the Senior Debt; (iii) release any Person liable in any manner for the payment or collection of the Senior Debt; and (iv) exercise or refrain from exercising any rights against any of the Companies and any other Person.

13. Additional Subsidiaries. The Companies covenant and agree that they shall cause Subsidiaries required to join this Agreement pursuant to Section 8.1.11 [Additional Guarantors] or otherwise under the Credit Agreement, to execute a Guarantor Joinder in substantially the form of Exhibit 1.1(G)(1) to the Credit Agreement, whereby such Subsidiary joins this Agreement and subordinates all Indebtedness owed to any such Subsidiary by any of the Companies or other Subsidiaries hereafter created or acquired to the Senior Debt.

14. Continuing Force and Effect. This Agreement shall continue in force until all of the Senior Debt is Paid In Full, it being contemplated that this Agreement be of a continuing nature.

15. Modification, Amendments or Waivers. No amendment to or waiver of any provision of this Agreement, and no consent to any departure by any Company herefrom, shall in any event be effective unless in a writing manually signed by or on behalf of the Administrative Agent and the requisite Lenders pursuant to Section 11.1 [Modifications, Amendments or Waivers] of the Credit Agreement. Any such agreement, waiver or consent made with such written consent being effective to bind all the Lenders.

16. Expenses. Each Company, unconditionally and jointly and severally, agrees upon demand to pay to the Administrative Agent and the Lenders the amount of any and all out-of-pocket costs, expenses and disbursements for which reimbursement is customarily obtained, including reasonable fees and expenses of counsel (including the allocated costs of staff counsel), which the Administrative Agent or any of the Lenders may incur in connection with (a) the administration of this Agreement, (b) the exercise or enforcement of any of the rights of the Administrative Agent or the Lenders hereunder, or (c) the failure by any Company to perform or observe any of the provisions hereof.

17. Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

18. Governing Law. This Agreement shall be deemed to be a contract under the Laws of the State of Ohio and shall for all purposes shall be governed by and construed and enforced in accordance with the laws of the State of Ohio.

19. Successors and Assigns. This Agreement shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns, and the obligations of the Companies shall be binding upon their respective successors and permitted assigns, provided, that no Company may assign or transfer its rights or obligations hereunder or any interest herein and any such purported assignment or transfer shall be null and void. The duties and obligations of the Companies may not be delegated or transferred by the Companies without the written consent of the Lenders and any such delegation or transfer without such consent shall be null and void.

20. Joint and Several Obligations. Each of the obligations of each and every Company under this Agreement is joint and several. The Administrative Agent, acting on behalf of the Lenders, in its sole discretion, may elect to enforce this Agreement against any Company without any duty or responsibility to pursue any other Company and such an election by the Administrative Agent shall not be a defense to any action the Administrative Agent may elect to take against any Company. Each of the Lenders and the Administrative Agent hereby reserve all right against each Company.

21. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when executed and delivered, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

22. Attorneys-in-Fact. Each Company hereby authorizes and empowers the Administrative Agent, at the election of the Administrative Agent and in the name of either the Administrative Agent, for the benefit of the Administrative Agent and the Lenders as their respective interests may appear, or in the name of each such Company as is owed Subordinated Indebtedness, to execute and file proofs and documents and take any other action the Administrative Agent may deem advisable to completely protect the Administrative Agent’s and the Lenders’ interests in the Subordinated Indebtedness and the right of the Administrative Agent and the Lenders of enforcement thereof, and to that end each Company hereby irrevocably makes, constitutes and appoints the Administrative Agent, its officers, employees and agents, or any of them, with full power of substitution, as the true and lawful attorney-in-fact and agent of such Company, and with full power for such Company, and in the name, place and stead of such Company for the purpose of carrying out the provisions of this Agreement, and taking any action and executing, delivering, filing and recording any instruments which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which power of attorney, being given for security, is coupled with an interest and is irrevocable. Each Company hereby ratifies and confirms, and agrees to ratify and confirm, all action taken by the Administrative Agent, its officers, employees or agents pursuant to the foregoing power of attorney. Each Company acknowledges and agrees that (a) the power of attorney herein granted shall in no way be construed as to benefit such Company; (b) the Administrative Agent herein granted this power of attorney shall have no duty to exercise any powers granted hereunder for the benefit of such Company; and (c) the Administrative Agent herein granted this power of attorney shall, to the extent exercisable, exercise any and all powers granted hereunder for the benefit of the Administrative Agent and the Lenders. The Administrative Agent hereby accepts this power of attorney and all powers granted hereunder for the benefit of the Administrative Agent and the Lenders.

23. Application of Payments. In the event any payments are received by the Administrative Agent under the terms of this Agreement for application to the Senior Debt at any time when the Senior Debt has not been declared due and payable and prior to the date on which it would otherwise become due and payable, such payment shall constitute a voluntary prepayment of the Senior Debt for all purposes under the Credit Agreement.

24. Remedies. In the event of a breach by any of the Companies in the performance of any of the terms of this Agreement, the Administrative Agent, on behalf of the Lenders, may demand specific performance of this Agreement and seek injunctive relief and may exercise any other remedy available at law or in equity, it being recognized that the remedies of the Administrative Agent on behalf of the Lenders at law may not fully compensate the Administrative Agent on behalf of the Lenders for the damages they may suffer in the event of a breach hereof.

25. Consent to Jurisdiction; Waiver of Jury Trial. EACH COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR OHIO STATE COURT SITTING IN FRANKLIN COUNTY, OHIO, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH OHIO STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY

OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, ADMINISTRATIVE AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

26. Notices. All notices, statements, requests and demands and other communications given to or made upon the Companies, the Administrative Agent or the Lenders in accordance with the provisions of this Agreement shall be given or made in the manner as provided in Section 11.5 [Notices; Effectiveness; Electronic Communication] of the Credit Agreement.

27. Amendment and Restatement; No Novation. This Agreement hereby amends and restates, in its entirety, the existing Amended and Restated Intercompany Subordination Agreement, dated as of June 12, 2013 (the “Existing Intercompany Subordination Agreement”), by and among the parties thereto, and the parties hereto agree and acknowledge that this Agreement is not intended to constitute, nor does it constitute, an interruption, suspension of continuity, satisfaction, discharge of prior duties, novation, or termination of the Liens, guarantees, security interests, indebtedness, loans, liabilities, expenses, or obligations under the Existing Intercompany Subordination Agreement or under the Credit Agreement or any of the other Loan Documents (except in each case as expressly modified in accordance with the Credit Agreement and the other Loan Documents amended in connection therewith).

[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED

INTERCOMPANY SUBORDINATION AGREEMENT]

WITNESS the due execution hereof as of the day and year first above written.

COMPANIES:

ADVANCED DRAINAGE SYSTEMS, INC.

By:	/s/ Joseph A. Chlapaty

Name:	Joseph A. Chlapaty

Title:	President and Chief Executive Officer

HANCOR HOLDING CORPORATION

By:	/s/ Joseph A. Chlapaty

Name:	Joseph A. Chlapaty

Title:	President and Chief Executive Officer

HANCOR, INC.

By:	/s/ Joseph A. Chlapaty

Name:	Joseph A. Chlapaty

Title:	President and Chief Executive Officer

STORMTECH LLC

By:	/s/ Joseph A. Chlapaty

Name:	Joseph A. Chlapaty

Title:	President and Chief Executive Officer

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED

INTERCOMPANY SUBORDINATION AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ George M. Gevas

Name:	George M. Gevas

Title:	Senior Vice President